Exhibit 10.49

AMENDMENT NO. 4 TO SECURED PROMISSORY NOTE, AND

CONSENT

THIS AMENDMENT NO. 4 TO SECURED PROMISSORY NOTE, AND CONSENT (this “Amendment”) is made as of January 23, 2026 (the “Amendment Effective Date”), and amends and is supplemental to that certain Secured Promissory Note dated as of April 12, 2024 (as amended, modified, waived, supplemented, extended and/or restated from time to time prior to the date hereof, the “Existing Note” and, as amended by this Amendment, the “Note”), and is by and between Resonant Subholdings Inc. a Delaware corporation, as borrower (the “Borrower”) and Half Church Holdings Pte. Ltd., a company formed under the laws of Singapore, as lender (the “Lender”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note.

W I T N E S S E T H

WHEREAS, pursuant to Section II(a) of the Existing Note, the Borrower is required to pay the Lender Monthly Payments on each Payment Date starting on the First Payment Date until and including the Maturity Date;

WHEREAS, the Lender is the holder of that certain warrant issued on January 23, 2023 by Amass Brands Inc., a Delaware corporation (the “Company”), entitling the Lender to purchase shares of the Company’s Series B Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”), at an exercise price equal to the Series B Original Issue Price of $1.4644 per share (the “Exercise Price”), all as set forth in such warrant (the “Warrant”), a copy of which is attached hereto as Annex A;

WHEREAS, the Borrower has requested that the Lender agree to (i) cancel the Monthly Payments of $50,000 due in February, March, and April 2026, and (ii) reduce the outstanding principal balance of the Existing Note by $150,000 (the “Forgiven Amount”);

WHEREAS, in consideration of such Forgiven Amount, the Borrower has agreed to arrange for the Company to accept the Forgiven Amount as payment of the aggregate Exercise Price for a partial exercise of the Warrant, and to arrange for the Company to issue to the Lender the number of Warrant Shares equal to the quotient of $150,000 ÷ $1.4644, rounded down to the nearest whole share, all in accordance with the terms of the Warrant;

WHEREAS, the Lender is willing to (i) consent to the application of the Forgiven Amount as payment of the Exercise Price for such partial Warrant exercise, and (ii) amend the Existing Note as set forth herein, in each case effective as of the Amendment Effective Date;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1. Consent. Subject to the satisfaction of the conditions set forth in Section 4 and the other terms and conditions of this Amendment, the Lender hereby (i) consents to the cancellation of $150,000 of the outstanding principal amount under the Existing Note, and (ii) agrees that such Forgiven Amount shall constitute payment of the Exercise Price for a partial exercise of the Warrant in accordance with its terms, and (iii) acknowledges that, upon such cancellation, the Borrower shall be fully discharged from any obligation to repay the Forgiven Amount.

2. Amendment of the Note. The parties hereto agree that:

(a) All references to “this Agreement” or “this Note” unless otherwise specified shall be deemed to refer to the Note, as amended hereby, and each reference to the “Note”, including any prior iteration thereof, unless otherwise specified, in any loan document shall be deemed to be a reference to the Note, as amended, supplemented or otherwise modified from time to time, including but not limited to as amended by this Amendment.

(b) The Existing Note is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and underlined text (indicated textually in the same manner as the following example: bold and underlined text).

(c) A new definition of “Fourth Amendment” shall be added in Exhibit A of the Existing Note to read in its entirety as follows:

““Fourth Amendment” means that certain Amendment No. 4 to Secured Promissory Note, Waiver and Consent, dated January 23, 2026, between Borrower and Lender.”

(d) Exhibit C (Repayment Schedule) to the Existing Note is hereby amended as set forth on Annex B hereto.

3. Effect of Amendment, Waiver and Consent. Except as expressly set forth herein, (a) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Note, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Note or any other provision of such agreement. Each and every term, condition, obligation, covenant and agreement contained in the Note is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. The Borrower consents to this Amendment and confirms and reaffirms (i) that all obligations of such party under the Note shall continue to apply to the Note, (ii) its prior pledges and grants of security interests and liens on the Collateral to secure the Obligations pursuant to the Note and (iv) such prior pledges and grants of security interests and liens on the Collateral to secure the Obligations, as applicable, shall continue to be in full force and effect and shall continue to inure to the benefit of the Lender. This Amendment shall not constitute a novation of the Note.

4. Effectiveness of this Amendment. This Amendment shall become effective without any further action required to be taken as of the Amendment Effective Date upon the receipt by the Lender of each of the following conditions precedent:

(a)	a counterpart of this Amendment duly executed by the Borrower and the Lender;

(b)	a duly executed Notice of Exercise delivered by the Lender to the Company in the form attached hereto as Annex C;

(c)	the Company Acknowledgment and Consent in the form attached hereto as Annex D, duly executed by the Company.

5. Representations and Warranties; No Default. The Borrower represents and warrants to the Lender as of the date hereof that, after giving effect to this Amendment, (a) all representations and warranties contained in the Note are true, accurate and complete in all respects except to the extent such representations and warranties expressly reference an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date, and (b) no default, Event of Default or Major Event of Default has occurred and is continuing, or would result immediately after giving effect to the terms of this Amendment.

2

6. Ratification and Affirmation. The Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Note and (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Note and confirms that such liens and security interests continue to secure the Obligations under the Note, subject to the terms thereof. This Amendment shall not constitute a novation of any Obligations existing prior to the date hereof and shall merely amend or otherwise modify such Obligations to the extent set forth herein.

7. No Other Amendment. Except as expressly provided herein, all other terms and conditions of the Note shall remain in full force and effect and the Note shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

8. Miscellaneous. The terms and provisions of Section XI(a), (b), (c), (j), (k), (l) and (m) of the Note are hereby incorporated herein by reference and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

9. Execution in Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Amendment, the parties may execute and exchange signature pages by facsimile or via electronic mail (*.pdf or similar file types). The parties further agree that counterparts of this Amendment may be signed electronically via Adobe Sign, DocuSign protocol or other electronic platform. All such signatures may be used in the place of original "wet ink" signatures to this Amendment and shall have the same legal effect as the physical delivery of an original signature.

10. Rules of Construction. The parties acknowledge that the parties have reviewed and revised this Amendment and agree that the normal rule of construction - to the effect that any ambiguities are to be resolved against the drafting party - shall not be employed in the interpretation of this Amendment or amendments hereto.

11. Recitals. The recitals are incorporated by reference as substantive provisions of this Amendment.

12. Effect of Amendment. All references to the Note on and after the Amendment Effective Date shall be deemed to refer to the Note as amended hereby, and the parties hereto agree that, except as amended and/or supplemented by this Amendment, all of the terms and provisions of the Existing Note shall remain in full force and effect.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized signatories as of the date first above written.

BORROWER:

RESONANT SUBHOLDINGS INC.

By:	/s/Geoff McFarlane
Name:	Geoff McFarlane
Title:	President

Address:
1853 Lions Ridge Loop
E Vail, CO 81657
geoff@claritydistro.com

[Signature Page to Amendment No. 1 to Secured Promissory Note, Waiver and Consent]

LENDER:

HALF CHURCH HOLDINGS PTE. LTD.

By:
Name:	Andrew William Sallay
Title:	Chief Executive Officer & Director

Address:
30 Cecil Street
#18-02/03
Prudential Tower
Singapore 049712
aws@adallon.com

[Signature Page to Amendment No. 1 to Secured Promissory Note, Waiver and Consent]